UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2003

Novitron International, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	0-12716	04-2573920
(State or other jurisdictionof incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gateway Center, Suite 411, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

(Registrant's telephone number, including area code)	(617) 527-9933

(Former name or former address, if changed since last report)

ITEM 5. Other Events

The Board of Directors has declared a quarterly cash dividend of $0.01 per common share, payable on September 23, 2003, to shareholders of record on Augsut 22, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVITRON INTERNATIONAL, INC.

Date: July 7, 2003	/s/ Israel M. Stein MD
Israel M. Stein MD Chairman of the Board Principal Executive Officer